UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Salomon Brothers Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2006

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Salomon Brothers
Global Partners
Income Fund Inc.

SEMI-ANNUAL REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers
Global Partners Income Fund Inc.

Semi-Annual Report • February 28, 2006

What’s Inside

Fund Objective

The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman	I

Fund at a Glance	1

Schedule of Investments	2

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Statement of Cash Flows	21

Financial Highlights	22

Notes to Financial Statements	23

Board Approval of Management Agreement	30

Additional Shareholder Information	37

Dividend Reinvestment Plan	38

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)(i) growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, the fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)(ii) continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rate(iii) in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by an additional 0.25% to 4.75%.

As expected, both short- and long term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that

Salomon Brothers Global Partners Income Fund Inc.	I

of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index(iv), returned –0.11%.

The high yield market generated a modest gain during the reporting period. While corporate balance sheets continued to strengthen and corporate profits were generally strong, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. During the six-month period ended February 28, 2006, the Citigroup High Yield Market Index(v) returned 1.45%.

Emerging markets debt continued to produce strong results over the reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)(vi) returned 7.17%. Improving domestic spending and high energy and commodity prices supported many emerging market countries. In addition, many emerging market countries have strengthened their balance sheets in recent years. This more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended February 28, 2006, the Salomon Brothers Global Partners Income Fund returned 5.21%, based on its net asset value (“NAV”)(vii) and –1.38% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Citigroup High Yield Market Index and EMBI Global returned 1.45% and 7.17%, respectively, for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Average(viii) increased 8.39%. Please note that Lipper performance returns are based on each funds’ NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.4890 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2006 (unaudited)

Price Per Share	Six-Month Total Return

$13.23 (NAV)	5.21%
$12.09 (Market Price)	-1.38%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II	Salomon Brothers Global Partners Income Fund Inc.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds assumed portfolio management responsibilities for the Fund in mid-March 2006. Mr. Leech, Mr. Walsh, Mr. Settel and Mr. Edmonds have been employed by Western Asset for more than five years.

Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. credit products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a managing director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the

Salomon Brothers Global Partners Income Fund Inc.	III

Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “GDF” and its closing market price is available in any newspapers under the NYSE listings. The daily NAV is available on-line under symbol XGDFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

March 30, 2006

IV	Salomon Brothers Global Partners Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)                  Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)               The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii)            The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iv)           The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(v)              The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

(vi)           JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

(vii)        NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(viii)     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended February 28, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Global Partners Income Fund Inc.	V

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	1

Schedule of Investments (February 28, 2006) (unaudited)

SALOMON BROTHERS GLOBAL PARTNERS INCOME FUND INC.

Face Amount	Security(a)	Value
CORPORATE BONDS & NOTES — 48.6%

Aerospace & Defense — 0.7%
$675,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	$676,687
750,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	789,375
450,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	487,125
	Total Aerospace & Defense	1,953,187

Airlines — 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
98,856	Series 1998-IC, Series B, 6.541% due 9/15/08	93,011
296,645	Series 2000-2, Class C, 8.312% due 4/2/11	284,330
	Total Airlines	377,341

Auto Components — 0.3%
325,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	285,187
300,000	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	333,750
	TRW Automotive Inc.:
134,000	Senior Notes, 9.375% due 2/15/13	146,060
49,000	Senior Subordinated Notes, 11.000% due 2/15/13	55,248
	Total Auto Components	820,245

Automobiles — 1.9%
	Ford Motor Co.:
	Debentures:
150,000	6.625% due 10/1/28	101,250
175,000	8.900% due 1/15/32	135,625
4,300,000	Notes, 7.450% due 7/16/31	3,074,500
125,000	Senior Notes, 4.950% due 1/15/08	115,203
	General Motors Corp., Senior Debentures:
200,000	8.250% due 7/15/23	138,500
2,375,000	8.375% due 7/15/33	1,686,250
	Total Automobiles	5,251,328

Beverages — 0.2%
650,000	Constellation Brands Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12	684,125

Building Products — 0.7%
1,250,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 11.239% due 3/1/14	668,750
625,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	626,563
650,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	588,250
	Total Building Products	1,883,563

Capital Markets — 0.2%
423,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	475,346

See Notes to Financial Statements.

2	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Chemicals — 2.6%
$375,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	$399,844
500,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	546,250
685,000	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	705,550
100,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	115,500
525,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14 (b)	543,375
	Lyondell Chemical Co., Senior Secured Notes:
147,000	9.500% due 12/15/08	154,350
325,000	11.125% due 7/15/12	360,750
450,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	498,375
790,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	815,675
625,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	657,812
575,000	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	556,313
125,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	125,625
350,000	PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (b)	337,750
475,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	510,625
250,000	Resolution Performance Products LLC/RPP Capital Corp., Senior Secured Notes, 9.500% due 4/15/10	260,000
	Rhodia SA:
33,000	Senior Notes, 10.250% due 6/1/10	37,290
706,000	Senior Subordinated Notes, 8.875% due 6/1/11	736,005
	Total Chemicals	7,361,089

Commercial Services & Supplies — 1.2%
275,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	259,875
	Allied Waste North America Inc.:
175,000	Senior Notes, 7.250% due 3/15/15	178,500
200,000	Senior Secured Debenture Notes, Series B, 9.250% due 9/1/12	218,000
1,025,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	1,012,187
350,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	373,625
	Cenveo Corp.:
125,000	Senior Notes, 9.625% due 3/15/12	135,000
475,000	Senior Subordinated Notes, 7.875% due 12/1/13	472,625
700,000	DI Finance/DynCorp International LLC, Senior Subordinated Notes, 9.500% due 2/15/13	728,000
2,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (c)(d)(f)*	10,000
	Total Commercial Services & Supplies	3,387,812

Communications Equipment — 0.5%
1,725,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,464,094

Computers & Peripherals — 0.1%
200,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (b)	213,750

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	3

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Containers & Packaging — 1.5%
$525,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	$573,562
	Graphic Packaging International Corp.:
100,000	Senior Notes, 8.500% due 8/15/11	101,000
650,000	Senior Subordinated Notes, 9.500% due 8/15/13	620,750
7,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	6,878
	Owens-Brockway Glass Container Inc., Senior Notes:
75,000	8.250% due 5/15/13	78,563
525,000	6.750% due 12/1/14	517,125
175,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	178,062
130,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (d)	120,250
325,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	248,625
1,250,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	1,165,625
	Tekni-Plex Inc.:
450,000	Senior Secured Notes, 8.750% due 11/15/13 (b)	415,125
100,000	Senior Subordinated Notes, Series B, 12.750% due 6/15/10	59,000
	Total Containers & Packaging	4,084,565

Diversified Consumer Services — 0.1%
200,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (b)	210,000

Diversified Financial Services — 3.1%
	Alamosa Delaware Inc.:
339,000	Senior Discount Notes, step bond to yield 13.836% due 7/31/09	368,663
308,000	Senior Notes, 11.000% due 7/31/10	344,960
675,000	Atlantic Broadband Finance LLC, Senior Subordinated Notes, 9.375% due 1/15/14	631,125
300,000	Basell AF SCA, Senior Notes, 8.375% due 8/15/15 (b)	303,000
325,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	325,000
	Ford Motor Credit Co., Notes:
1,775,000	6.625% due 6/16/08	1,653,370
100,000	7.875% due 6/15/10	92,568
3,100,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	2,838,298
600,000	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	577,500
490,854	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.651% due 6/15/15 (b)	504,555
1,000,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 5.952% due 10/1/15	745,000
375,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	392,812
	Total Diversified Financial Services	8,776,851

Diversified Telecommunication Services — 1.6%
600,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	635,250
225,000	Intelsat Bermuda Ltd., Senior Notes, 9.609% due 1/15/12 (b)(e)	230,625
195,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	206,700
	Qwest Communications International Inc., Senior Notes:
60,000	7.500% due 2/15/14	61,950
285,000	Series B, 7.500% due 2/15/14	294,262

See Notes to Financial Statements.

4	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Diversified Telecommunication Services — 1.6% (continued)
	Qwest Corp.:
$145,000	7.500% due 6/15/23	$147,900
1,460,000	Debentures, 6.875% due 9/15/33	1,408,900
1,025,000	Notes, 8.875% due 3/15/12	1,153,125
450,000	Zeus Special, Senior Discount Notes, step bond to yield 9.253% due 2/1/15 (b)	310,500
	Total Diversified Telecommunication Services	4,449,212

Electric Utilities — 1.5%
400,000	AES Corp., Senior Notes, 8.750% due 6/15/08	420,500
	Edison Mission Energy, Senior Notes:
50,000	10.000% due 8/15/08	54,750
1,100,000	7.730% due 6/15/09	1,141,250
300,000	9.875% due 4/15/11	347,250
950,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	1,033,125
	Reliant Energy Inc., Senior Secured Notes:
725,000	9.250% due 7/15/10	740,406
550,000	9.500% due 7/15/13	563,750
	Total Electric Utilities	4,301,031

Electronic Equipment & Instruments — 0.1%
400,000	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	350,500

Energy Equipment & Services — 0.4%
507,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (b)	529,815
450,000	Targa Resources Inc., Senior Notes, 8.500% due 11/1/13 (b)	479,250
	Total Energy Equipment & Services	1,009,065

Food & Staples Retailing — 0.2%
675,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	648,000

Food Products — 0.9%
250,000	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	268,750
500,000	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	535,000
	Doane Pet Care Co.:
100,000	Senior Notes, 10.750% due 3/1/10	108,125
300,000	Senior Subordinated Notes, 10.625% due 11/15/15 (b)	318,750
800,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	774,000
625,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	615,625
	Total Food Products	2,620,250

Health Care Providers & Services — 2.2%
600,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	636,000
725,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	743,125
450,000	Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10	477,562
	HCA Inc.:
400,000	7.500% due 12/15/23	407,557
	Notes:
875,000	6.375% due 1/15/15	878,002
125,000	7.690% due 6/15/25	129,857

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	5

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Health Care Providers & Services — 2.2% (continued)
$975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	$994,500
75,000	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11	42,000
	Tenet Healthcare Corp., Senior Notes:
750,000	7.375% due 2/1/13	691,875
325,000	9.875% due 7/1/14	332,313
300,000	6.875% due 11/15/31	246,000
725,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	734,969
	Total Health Care Providers & Services	6,313,760

Hotels, Restaurants & Leisure — 4.7%
650,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	669,500
400,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	401,000
425,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	459,531
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	127,188
325,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	333,125
925,000	Cinemark Inc., Senior Discount Notes, step bond to yield 2.226% due 3/15/14	693,750
675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	708,750
575,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	577,875
550,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	597,225
500,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	530,625
700,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	703,500
525,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	523,687
550,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	536,250
	MGM MIRAGE Inc.:
	Senior Notes:
400,000	6.750% due 9/1/12	408,500
300,000	6.625% due 7/15/15	302,625
750,000	Senior Subordinated Notes, 9.750% due 6/1/07	789,375
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
375,000	7.125% due 8/15/14	388,125
375,000	6.875% due 2/15/15	381,094
700,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	707,000
675,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	705,375
525,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	539,437
	Six Flags Inc., Senior Notes:
200,000	9.750% due 4/15/13	205,500
350,000	9.625% due 6/1/14	357,000
700,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	771,750
	Station Casinos Inc.:
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14	477,375
150,000	6.875% due 3/1/16	153,375
125,000	6.625% due 3/15/18 (b)	125,313
	Total Hotels, Restaurants & Leisure	13,173,850

See Notes to Financial Statements.

6	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Household Durables — 0.6%
$67,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	$65,325
1,250,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(f)	0
675,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	695,250
600,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	630,000
374,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	402,050
	Total Household Durables	1,792,625

Household Products — 0.0%
7,012	Spectrum Brands Inc., 7.375% due 2/1/15	6,083

Independent Power Producers & Energy Traders — 2.0%
	AES Corp., Senior Notes:
175,000	9.500% due 6/1/09	190,094
300,000	9.375% due 9/15/10	330,750
400,000	7.750% due 3/1/14	424,500
	Calpine Corp.:
325,000	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (b)(d)	303,875
215,000	Senior Secured Notes, 8.750% due 7/15/13 (b)(d)	201,025
375,000	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (d)(e)	410,625
	Dynegy Holdings Inc.:
	Second Priority Senior Secured Notes:
650,000	9.875% due 7/15/10 (b)	713,375
25,000	10.125% due 7/15/13 (b)	28,250
	Senior Debentures:
800,000	7.125% due 5/15/18	784,000
750,000	7.625% due 10/15/26	735,000
	NRG Energy Inc., Senior Notes:
275,000	7.250% due 2/1/14	282,563
1,225,000	7.375% due 2/1/16	1,264,812
	Total Independent Power Producers & Energy Traders	5,668,869

Industrial Conglomerates — 0.2%
575,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	623,875
500,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(f)	0
	Total Industrial Conglomerates	623,875

Internet & Catalog Retail — 0.2%
656,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	649,440

IT Services — 0.5%
1,400,000	Iron Mountain Inc., Senior Subordinated Notes, 7.750% due 1/15/15	1,424,500

Machinery — 0.9%
	Case New Holland Inc., Senior Notes:
300,000	9.250% due 8/1/11	323,250
50,000	7.125% due 3/1/14 (b)	50,375
325,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (b)	338,000

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	7

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Machinery — 0.9% (continued)
$200,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	$220,000
625,000	Mueller Holdings Inc., Discount Notes, step bond to yield 6.229% due 4/15/14	509,375
300,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	318,000
700,000	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	742,000
	Total Machinery	2,501,000

Media — 6.1%
475,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (b)	480,344
525,895	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	541,672
	CCH I Holdings LLC:
619,000	9.920% due 4/1/14 (b)	324,975
700,000	Senior Accreting Notes, step bond to yield 16.292% due 5/15/14 (b)	367,500
1,050,000	Senior Notes, step bond to yield 17.231% due 1/15/14 (b)	687,750
711,000	Senior Secured Notes, 11.000% due 10/1/15 (b)	601,684
300,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (b)	303,750
	CSC Holdings Inc.:
900,000	Debentures, Series B, 8.125% due 8/15/09	932,625
75,000	Senior Debentures, 7.625% due 7/15/18	73,406
	Senior Notes:
375,000	7.250% due 4/15/12 (b)	364,687
50,000	Series B, 7.625% due 4/1/11	50,625
225,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, 9.875% due 11/15/09	242,438
975,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	823,875
635,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	706,437
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
325,000	8.375% due 3/15/13	350,188
825,000	6.375% due 6/15/15	826,031
	EchoStar DBS Corp., Senior Notes:
450,000	6.625% due 10/1/14	439,875
1,100,000	7.125% due 2/1/16 (b)	1,094,500
325,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	271,375
300,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	256,875
675,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	685,969
650,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	705,250
50,000	Mediacom Broadband LLC, Senior Notes, 8.500% due 10/15/15	48,250
50,000	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 11.000% due 7/15/13	53,750
650,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	653,250
700,000	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	659,750

See Notes to Financial Statements.

8	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Media — 6.1% (continued)
	R.H. Donnelley Corp.:
	Senior Discount Notes:
$100,000	Series A-1, 6.875% due 1/15/13 (b)	$94,500
200,000	Series A-2, 6.875% due 1/15/13 (b)	189,000
650,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (b)	681,687
100,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	113,000
225,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	254,250
375,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	395,625
100,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	113,625
150,000	Rogers Cable Inc., Senior Secured Notes, 6.250% due 6/15/13	149,813
700,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	718,375
650,000	Vertis Inc., Senior Second Lien Secured Notes, 9.750% due 4/1/09	676,000
125,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	124,375
585,000	Yell Finance BV, Senior Notes, 10.750% due 8/1/11	643,500
500,000	Young Broadcasting Inc., Senior Subordinated Notes, 8.750% due 1/15/14	422,500
	Total Media	17,123,081

Metals & Mining — 0.8%
550,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	607,750
600,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (b)	607,370
300,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	329,250
700,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (b)	682,500
	Total Metals & Mining	2,226,870

Multiline Retail — 0.3%
350,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	341,250
250,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (b)	264,375
225,000	Saks Inc., Notes, 9.875% due 10/1/11	248,625
	Total Multiline Retail	854,250

Office Electronics — 0.3%
700,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	728,000

Oil, Gas & Consumable Fuels — 4.3%
	Chesapeake Energy Corp., Senior Notes:
1,450,000	6.625% due 1/15/16	1,479,000
50,000	6.875% due 11/15/20 (b)	51,625
812,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	881,020
	El Paso Corp.:
	Medium-Term Notes:
675,000	7.800% due 8/1/31	718,875
875,000	7.750% due 1/15/32	934,063
825,000	Notes, 7.875% due 6/15/12	878,625
450,000	Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	477,000
375,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16 (b)	384,375

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	9

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Oil, Gas & Consumable Fuels — 4.3% (continued)
$700,000	Kerr-McGee Corp., Secured Notes, 6.875% due 9/15/11	$742,352
375,000	Massey Energy Co., Senior Notes, 6.625% due 11/15/10	385,313
1,200,000	Pemex Project Funding Master Trust, 6.125% due 8/15/08	1,224,600
1,500,000	Petronas Capital Ltd., 7.875% due 5/22/22 (b)	1,860,676
200,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	216,000
	Williams Cos. Inc.:
	Notes:
1,250,000	7.875% due 9/1/21	1,403,125
200,000	8.750% due 3/15/32	243,000
300,000	Senior Notes, 7.625% due 7/15/19	331,500
	Total Oil, Gas & Consumable Fuels	12,211,149

Paper & Forest Products — 1.2%
	Abitibi-Consolidated Inc.:
560,000	Debentures, 8.850% due 8/1/30	494,900
125,000	Notes, 7.750% due 6/15/11	118,594
65,000	Senior Notes, 8.375% due 4/1/15	61,750
600,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	580,500
300,000	Bowater Inc., Debentures, 9.500% due 10/15/12	313,500
700,000	Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10	687,750
625,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	546,875
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	555,000
	Total Paper & Forest Products	3,358,869

Personal Products — 0.4%
400,000	Del Laboratories Inc., Senior Secured Notes, 9.680% due 11/1/11 (b)(e)	410,000
650,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	684,125
	Total Personal Products	1,094,125

Pharmaceuticals — 0.7%
275,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	271,563
775,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	763,375
840,000	WH Holdings Ltd./WH Capital Corp., Senior Notes, 9.500% due 4/1/11	911,400
	Total Pharmaceuticals	1,946,338

Real Estate — 1.2%
290,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	321,900
	Host Marriott LP, Senior Notes:
525,000	7.125% due 11/1/13	544,688
125,000	Series I, 9.500% due 1/15/07	129,531
1,025,000	Series O, 6.375% due 3/15/15	1,027,562
	MeriStar Hospitality Corp., Senior Notes:
150,000	9.000% due 1/15/08	159,750
600,000	9.125% due 1/15/11	699,000
600,000	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 4/1/14	611,250
	Total Real Estate	3,493,681

See Notes to Financial Statements.

10	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Semiconductors & Semiconductor Equipment — 0.4%
	Amkor Technology Inc.:
$850,000	Senior Notes, 9.250% due 2/15/08	$867,000
300,000	Senior Subordinated Notes, 10.500% due 5/1/09	300,000
	Total Semiconductors & Semiconductor Equipment	1,167,000

Specialty Retail — 1.0%
575,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	600,875
625,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	614,062
250,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	223,750
450,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	451,687
326,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	356,563
375,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	405,938
200,000	Toys “R” Us Inc., Senior Notes, 7.375% due 10/15/18	152,000
	Total Specialty Retail	2,804,875

Textiles, Apparel & Luxury Goods — 1.1%
400,000	Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10	380,000
	Levi Strauss & Co., Senior Notes:
175,000	9.280% due 4/1/12 (e)	181,562
155,000	12.250% due 12/15/12	177,863
650,000	9.750% due 1/15/15	695,500
325,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	336,375
325,000	Quiksilver Inc., Senior Notes, 6.875% due 4/15/15	315,250
425,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	257,125
600,000	Tommy Hilfiger USA Inc., Notes, 6.850% due 6/1/08	621,000
	Total Textiles, Apparel & Luxury Goods	2,964,675

Wireless Telecommunication Services — 1.6%
200,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	212,000
350,000	Centennial Communications Corp., Senior Notes, 10.250% due 1/1/13 (b)(e)	363,125
50,000	Dobson Cellular Systems Inc., Senior Secured Notes, 8.375% due 11/1/11	53,250
2,100,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	2,222,573
	SBA Communications Corp.:
97,000	Senior Discount Notes, step bond to yield 9.742% due 12/15/11	92,392
292,000	Senior Notes, 8.500% due 12/1/12	322,660
500,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	552,500
550,000	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	624,250
	Total Wireless Telecommunication Services	4,442,750
	TOTAL CORPORATE BONDS & NOTES (Cost — $138,298,185)	136,891,019

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	11

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
SOVEREIGN BONDS — 43.3%

Argentina — 1.9%
	Republic of Argentina:
$2,909,375	4.889% due 8/3/12 (e)	$2,714,875
5,670,000	Par Bonds, step bond to yield 3.426% due 12/31/38	2,287,845
5,670,000	Series GDP, 0.000% due 12/15/35 (d)(e)	438,007
	Total Argentina	5,440,727

Brazil — 8.7%
	Federative Republic of Brazil:
325,000	7.875% due 3/7/15	364,894
	Collective Action Securities:
11,609,000	8.000% due 1/15/18	13,019,494
2,185,000	8.750% due 2/4/25	2,654,775
6,289,815	DCB, Series L, 5.250% due 4/15/12 (e)	6,291,387
2,248,073	FLIRB, Series L, 5.188% due 4/15/09 (b)(e)	2,249,478
	Total Brazil	24,580,028

Bulgaria — 0.7%
1,715,000	Republic of Bulgaria, 8.250% due 1/15/15 (b)	2,058,000

Chile — 0.7%
1,850,000	Republic of Chile, 5.500% due 1/15/13	1,888,439

China — 0.2%
620,000	People’s Republic of China, Bonds, 4.750% due 10/29/13	607,256

Colombia — 2.3%
	Republic of Colombia:
1,312,000	8.625% due 4/1/08	1,397,280
1,775,000	10.000% due 1/23/12	2,165,056
875,000	10.750% due 1/15/13	1,122,188
130,000	10.375% due 1/28/33	189,800
1,000,000	Medium-Term Notes, 11.750% due 2/25/20	1,497,000
	Total Colombia	6,371,324

Ecuador — 0.6%
1,785,000	Republic of Ecuador, step bond to yield 3.808% due 8/15/30 (b)	1,770,720

El Salvador — 0.8%
	Republic of El Salvador:
1,555,000	7.750% due 1/24/23 (b)	1,762,981
330,000	8.250% due 4/10/32 (b)	387,750
	Total El Salvador	2,150,731

Malaysia — 0.6%
	Federation of Malaysia:
625,000	8.750% due 6/1/09	691,179
975,000	7.500% due 7/15/11	1,078,949
	Total Malaysia	1,770,128

See Notes to Financial Statements.

12	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
Mexico — 8.4%
	United Mexican States:
$800,000	11.375% due 9/15/16	$1,177,200
	Medium-Term Notes:
1,795,000	8.300% due 8/15/31	2,355,938
	Series A:
1,780,000	6.375% due 1/16/13	1,877,900
1,972,000	5.875% due 1/15/14	2,026,230
10,225,000	6.625% due 3/3/15	11,099,237
3,800,000	8.000% due 9/24/22	4,712,000
245,000	Series A, Notes, 7.500% due 4/8/33	298,043
	Total Mexico	23,546,548

Panama — 1.7%
	Republic of Panama:
300,000	9.625% due 2/8/11	351,750
3,025,000	7.250% due 3/15/15	3,264,731
1,085,000	6.700% due 1/26/36	1,106,700
	Total Panama	4,723,181

Peru — 2.7%
	Republic of Peru:
110,000	9.125% due 2/21/12	127,435
375,000	9.875% due 2/6/15	466,875
2,470,000	8.750% due 11/21/33	3,001,050
2,533,300	FLIRB, 5.000% due 3/7/17 (e)	2,469,967
	Global Bonds:
285,000	8.375% due 5/3/16	330,600
1,225,000	7.350% due 7/21/25	1,295,438
	Total Peru	7,691,365

Philippines — 2.1%
	Republic of the Philippines:
500,000	8.250% due 1/15/14	542,500
1,550,000	9.375% due 1/18/17	1,807,610
2,035,000	10.625% due 3/16/25	2,645,500
775,000	9.500% due 2/2/30	929,031
	Total Philippines	5,924,641

Poland — 0.5%
1,320,000	Republic of Poland, 5.250% due 1/15/14	1,329,075

Russia — 4.5%
	Russian Federation:
1,455,000	11.000% due 7/24/18 (b)	2,153,400
540,000	12.750% due 6/24/28 (b)	1,000,350
8,520,540	Step bond to yield 3.470% due 3/31/30 (b)	9,628,210
	Total Russia	12,781,960

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	13

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
South Africa — 0.7%
$1,775,000	Republic of South Africa, 6.500% due 6/2/14	$1,919,219

Turkey — 3.2%
	Republic of Turkey:
350,000	11.750% due 6/15/10	428,750
1,525,000	11.500% due 1/23/12	1,942,469
900,000	7.250% due 3/15/15	964,125
2,475,000	7.000% due 6/5/20	2,570,906
1,065,000	11.875% due 1/15/30	1,690,687
	Collective Action Security, Notes:
550,000	9.500% due 1/15/14	663,438
625,000	7.375% due 2/5/25	667,969
	Total Turkey	8,928,344

Ukraine — 0.5%
1,240,000	Republic of Ukraine, 7.650% due 6/11/13 (b)	1,339,200

Uruguay — 0.5%
1,350,000	Republic of Uruguay, Benchmark Bonds, 7.250% due 2/15/11	1,424,250

Venezuela — 2.0%
	Bolivarian Republic of Venezuela:
15,000	5.375% due 8/7/10 (b)	14,681
3,575,000	8.500% due 10/8/14	4,075,500
725,000	7.650% due 4/21/25	791,156
675,000	Collective Action Securities, 10.750% due 9/19/13	853,538
	Total Venezuela	5,734,875
	TOTAL SOVEREIGN BONDS (Cost — $110,877,099)	121,980,011

CONVERTIBLE BOND & NOTE — 0.1%

Wireless Telecommunication Services — 0.1%
325,000	American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $179,342)	322,969

ASSET-BACKED SECURITY — 0.0%

Diversified Financial Services — 0.0%
987,700	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/12 (c)(d)(f) (Cost — $987,294)	0

See Notes to Financial Statements.

14	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Shares	Security(a)	Value
COMMON STOCKS — 2.5%

CONSUMER DISCRETIONARY — 1.1%

Household Durables — 0.1%
1,349,235	Home Interiors Restricted (c)(f)*	$364,294
10,194	Mattress Discounters Corp. (c)(f)*	0
	Total Household Durables	364,294

Media — 1.0%
20,158	Liberty Global Inc., Series A Shares *	409,409
20,158	Liberty Global Inc., Series C Shares *	391,065
29,465	NTL Inc. *	1,940,270
	Total Media	2,740,744
	TOTAL CONSUMER DISCRETIONARY	3,105,038

CONSUMER STAPLES — 0.0%

Food Products — 0.0%
688	Imperial Sugar Co. *	18,025

INDUSTRIALS — 0.0%

Machinery — 0.0%
5	Glasstech Inc. (c)(f)*	0

INFORMATION TECHNOLOGY — 0.0%

Computers & Peripherals — 0.0%
12,166	Axiohm Transaction Solutions Inc. (c)(f)*	0

MATERIALS — 0.0%

Chemicals — 0.0%
12,121	Applied Extrusion Technologies Inc., Class A Shares *	106,059

TELECOMMUNICATION SERVICES — 1.4%

Diversified Telecommunication Services — 0.5%
57,202	NTL Inc. (g)*	1,364,268

Wireless Telecommunication Services — 0.9%
79,753	American Tower Corp., Class A Shares *	2,538,538
	TOTAL TELECOMMUNICATION SERVICES	3,902,806
	TOTAL COMMON STOCKS (Cost — $6,320,588)	7,131,928

PREFERRED STOCK (f) — 0.0%

CONSUMER DISCRETIONARY — 0.0%

Textiles, Apparel & Luxury Goods — 0.0%
12	Anvil Holdings Inc., Class B, 13.000%	63

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	15

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Shares	Security(a)	Value
FINANCIALS — 0.0%

Diversified Financial Services — 0.0%
4,091	TCR Holdings Corp., Class B Shares, 0.000% (c)(f)*	$4
2,250	TCR Holdings Corp., Class C Shares, 0.000% (c)(f)*	2
5,932	TCR Holdings Corp., Class D Shares, 0.000% (c)(f)*	6
12,271	TCR Holdings Corp., Class E Shares, 0.000% (c)(f)*	13
	TOTAL FINANCIALS	25

INDUSTRIALS — 0.0%

Machinery — 0.0%
5	Glasstech Inc., 0.000% (c)(f)	0
	TOTAL PREFERRED STOCK (Cost — $1,471)	88

ESCROWED SHARES (f) — 0.0%
1,750,000	Breed Technologies Inc. (c)*	0
625,000	Pillowtex Corp. *	0
397,208	Vlasic Foods International Inc. (c)*	7,944
	TOTAL ESCROWED SHARES (Cost — $0)	7,944

Warrant

WARRANTS — 0.2%
365	American Tower Corp., Class A Shares, Expires 8/1/08 (b)*	163,787
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, expires 4/15/20*	292,000
1,837,246	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)(f)*	6
1,000	Mattress Discounters Co., expires 7/15/07 (b)(c)(f)*	0
300	Mueller Holdings Inc., expires 4/15/14 (b)(f)*	3
4,202	Pillowtex Corp., expires 11/24/09 (b)(c)(f)*	42
750	UbiquiTel Inc., expires 4/15/10 (b)(c)(f)*	7
	TOTAL WARRANTS (Cost — $66,586)	455,845
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $256,730,565)	266,789,804

See Notes to Financial Statements.

16	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value
SHORT-TERM INVESTMENTS — 5.3%

Repurchase Agreements — 5.3%
$4,798,000	Interest in $460,617,000 joint tri-party repurchase agreement dated 2/28/06 with Morgan Stanley, 4.560% due 3/1/06; Proceeds at maturity — $4,798,608; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.375% due 8/1/11 to 10/15/28; Market value — $4,900,004)	$4,798,000
5,000,000	Interest in $597,866,000 joint tri-party repurchase agreement dated 2/28/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.550% due 3/1/06; Proceeds at maturity — $5,000,632; (Fully collateralized by U.S. Treasury obligations, 0.000% due 4/13/06 to 7/20/06; Market value — $5,100,032)	5,000,000
5,000,000	Interest in $598,216,000 joint tri-party repurchase agreement dated 2/28/06 with Deutsche Bank Securities Inc., 4.560% due 3/1/06; Proceeds at maturity — $5,000,633; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.875% due 4/21/06 to 12/11/20; Market value — $5,100,005)	5,000,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $14,798,000)	14,798,000
	TOTAL INVESTMENTS — 100.0% (Cost — $271,528,565#)	$281,587,804

*                      Non-income producing security.

(a)               All securities segregated as collateral pursuant to loan agreement, swap contracts and/or reverse repurchase agreements.

(b)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)               Illiquid security.

(d)              Security is currently in default.

(e)               Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006.

(f)                 Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)              Name changed on March 3, 2006 from Telewest Global Inc. to NTL Inc.

#                      Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
DCB	– Debt Conversion Bond
FLIRB	– Front-Loaded Interest Reduction Bonds
GDP	– Gross Domestic Product

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	17

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $271,528,565)	$281,587,804
Cash	885
Interest receivable	4,700,097
Receivable for securities sold	109,350
Prepaid expenses	1,377
Total Assets	286,399,513

LIABILITIES:
Loan Payable (Note 4)	59,124,414
Payable for open reverse repurchase agreement (Notes 1 and 3)	22,949,188
Payable for securities purchased	954,713
Interest payable (Notes 3 and 4)	718,313
Investment management fee payable	157,433
Accrued expenses	145,094
Total Liabilities	84,049,155

Total Net Assets	$202,350,358

NET ASSETS:
Par value ($0.001 par value; 15,289,720 shares issued and outstanding; 100,000,000 shares authorized)	$15,290
Paid-in capital in excess of par value	205,937,505
Overdistributed net investment income	(1,372,723)
Accumulated net realized loss on investments and swap contracts	(12,288,953)
Net unrealized appreciation on investments	10,059,239
Total Net Assets	$202,350,358

Shares Outstanding	15,289,720
Net Asset Value	$13.23

See Notes to Financial Statements.

18	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$10,487,084
Dividends	35,831
Total Investment Income	10,522,915

EXPENSES:
Interest expense (Notes 3 and 4)	2,018,534
Investment management fee (Note 2)	1,029,188
Shareholder reports	44,586
Custody fees	32,933
Audit and tax	32,440
Directors’ fees	25,113
Transfer agent fees	16,089
Legal fees	13,765
Stock exchange listing fees	9,454
Loan fees	2,968
Insurance	2,478
Miscellaneous expenses	3,140
Total Expenses	3,230,688
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,385)
Net Expenses	3,226,303
Net Investment Income	7,296,612

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	5,035,179
Swap contracts	12,448
Net Realized Gain	5,047,627
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,105,074)
Swap contracts	(109,920)
Change in Net Unrealized Appreciation/Depreciation	(2,214,994)
Net Gain on Investments and Swap Contracts	2,832,633
Increase in Net Assets From Operations	$10,129,245

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	19

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited)
and the year ended August 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$7,296,612	$16,290,709
Net realized gain	5,047,627	10,356,507
Change in net unrealized appreciation/depreciation	(2,214,994)	5,096,351
Increase in Net Assets From Operations	10,129,245	31,743,567

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,476,673)	(18,167,280)
Decrease in Net Assets From Distributions to Shareholders	(7,476,673)	(18,167,280)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (89,072 shares issued)	—	1,185,386
Increase in Net Assets From Fund Share Transactions	—	1,185,386
Increase in Net Assets	2,652,572	14,761,673

NET ASSETS:
Beginning of period	199,697,786	184,936,113
End of period*	$202,350,358	$199,697,786

* Includes overdistributed net investment income of:	$(1,372,723)	$(1,192,662)

See Notes to Financial Statements.

20	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Statements of Cash Flows (For the six months ended February 28, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$10,321,264
Operating expenses paid	(1,243,631)
Net purchases of short-term investments	(8,066,000)
Realized gain on swap contracts	12,448
Purchases of long-term investments	(81,095,274)
Proceeds from disposition of long-term investments	84,529,789
Interest paid	(1,776,295)
Net Cash Flows Provided By Operating Activities	2,682,301

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(8,791,683)
Proceeds from reverse repurchase agreements	6,109,813
Net Cash Flows Used By Financing Activities	(2,681,870)
Net Increase in Cash	431
Cash, Beginning of period	454
Cash, End of period	$885

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$10,129,245
Accretion of discount on investments	(823,910)
Amortization of premium on investments	299,623
Increase in investments, at value	(7,202,913)
Decrease in payable for securities purchased	(3,170,763)
Decrease in interest receivable	322,636
Decrease in receivable for securities sold	2,922,006
Decrease in prepaid expenses	11,563
Increase in interest payable	242,239
Decrease in accrued expenses	(47,425)
Total Adjustments	(7,446,944)
Net Cash Flows Provided By Operating Activities	$2,682,301

See Notes to Financial Statements.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	21

Financial Highlights

For a share of common stock outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$13.06		$12.17	$11.55	$8.88	$10.77		$11.94
Income (Loss) From Operations:
Net investment income	0.48		1.07	1.15	1.30	1.36	(2)	1.38
Net realized and unrealized gain (loss)	0.18		1.01	0.89	2.79	(1.83	)(2)	(1.12)
Total Income (Loss) From Operations	0.66		2.08	2.04	4.09	(0.47)		0.26
Less Distributions From:
Net investment income	(0.49)		(1.19)	(1.43)	(1.43)	(1.38)		(1.42)
Return of capital	—		—	—	—	(0.05)		(0.01)
Total Distributions	(0.49)		(1.19)	(1.43)	(1.43)	(1.43)		(1.43)
Increase in Net Asset Value Due to shares Issued on Reinvestment of distributions	—		—	0.01	0.01	0.01		—
Net Asset Value, End of Period	$13.23		$13.06	$12.17	$11.55	$8.88		$10.77
Market Price, End of Period	$12.09		$12.78	$14.03	$13.11	$10.43		$11.88
Total Return, Based on NAV(3)	5.21%		17.88%	18.63%	49.79%	(4.85)%		2.66%
Total Return, Based on Market Price(3)	(1.38)%		(0.39)%	18.86%	42.71%	(0.25)%		16.26%
Net Assets, End of Period (000s)	$202,350		$199,698	$184,936	$174,351	$132,851		$159,797
Ratios to Average Net Assets:
Gross expenses	3.30	(4)%	2.68%	2.11%	2.37%	3.24%		4.90%
Gross expenses, excluding interest expense	1.24	(4)	1.26	1.27	1.36	1.43		1.28
Net expenses	3.29	(4)(5)	2.68	2.11	2.37	3.24		4.90
Net expenses, excluding interest expense	1.23	(4)(5)	1.26	1.27	1.36	1.43		1.28
Net investment income	7.44	(4)	8.43	9.64	12.76	13.80	(2)	12.53
Portfolio Turnover Rate	29%		49%	69%	91%	129%		92%
Supplemental Data:
Loans Outstanding, End of Period (000s)	$59,124		$59,124	$59,124	$59,124	$59,124		$75,000
Weighted Average Loan (000s)	$59,124		$59,124	$59,124	$59,124	$72,423		$75,000
Weighted Average Interest Rate on Loans	5.44%		3.79%	2.41%	2.65%	3.71%		7.86%

(1)               For the six months ended February 28, 2006 (unaudited).

(2)               Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended August 31, 2002, the ratio of net investment income to average net assets would have been 13.87%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)               For the purpose of this calculation, distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Performance figures may reflect a voluntary fee waiver. Past performance is no guarantee of future results. In the absence of this waiver, the total return would have been lower. Total returns for periods less than one year are not annualized.

(4)               Annualized.

(5)               The investment manager voluntarily waived a portion of their fees.

See Notes to Financial Statements.

22	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

The Salomon Brothers Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

(d) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for a realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for a realized loss.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater

24	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc (“SBAM” and the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to December 1, 2005 and under the new management contract, the Fund pays the Manager a monthly fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets for its services. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its fee amounting to $4,385.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

3.  Investments

During the six months ended February 28, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$77,916,879
Sales	81,361,388

At February 28, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,669,927
Gross unrealized depreciation	(9,610,688)
Net unrealized appreciation	$10,059,239

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$22,520,835	3.743%	$22,949,188

Interest rates on reverse repurchase agreements ranged from 0.300% to 4.150% during the six months ended February 28, 2006. Interest expense incurred on reverse repurchase agreements totaled $423,783.

26	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At February 28, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value

$904,188	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 12/16/05 bearing 2.550% to be repurchased at $927,565 on 12/16/06, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $921,301	$904,188

11,020,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 12/16/05 bearing 4.100% to be repurchased at $11,478,095 on 12/16/06, collateralized by: $10,000,000 United Mexican States, Medium Term Notes, Series A, 6.625% due 3/03/15; Market value (including accrued interest) — $11,182,578	11,020,000

11,025,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 12/16/05 bearing 4.150% to be repurchased at $11,488,892 on 12/16/06, collateralized by: $10,000,000 Federative Republic of Brazil, Collective Action Securities, 8.000% due 1/15/15; Market value (including accrued interest) — $11,314,448	11,025,000

	Total Reverse Repurchase Agreements (Cost — $22,949,188)	$22,949,188

4.  Loan

At February 28, 2006, the Fund had a $81,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $59,124,414 outstanding with CHARTA, LLC (as successor by assignment to CXC, LLC) (the “Lender”), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended February 28, 2006, the Fund incurred interest expense on this loan in the amount of $1,594,751.

5.  Dividends Subsequent to February 28, 2006

On February 23, 2006, the Fund’s Board declared three dividends, each in the amount of $0.0790 per share, payable on March 31, April 28, and May 26, 2006 to shareholders of record on March 28, April 25, and May 23, 2006, respectively.

6.  Capital Loss Carryforward

On August 31, 2005, the Fund had a net capital loss carryforward of approximately $(16,629,445) which expires on August 31, 2020. This amount will be available to offset like amounts of any future taxable gains.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

28	Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Salomon Brothers Global Partners Income Fund Inc. 2006 Semi-Annual Report	29

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Global Partners Income Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

Board Approval of Management Agreement

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Manger (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Manager. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM funds after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their

30	Salomon Brothers Global Partners Income Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager to CAM funds, which, among other things, may involve Western Asset, the Manager to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Manager, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided

Salomon Brothers Global Partners Income Fund Inc.	31

Board Approval of Management Agreement (unaudited) (continued)

to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Manager has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Manager in light of the nature, extent and quality of the services to be provided by the Manager, the investment performance of the Fund and the Manager, the costs of the services to be provided and the profits to be realized by the Manager and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling,

32	Salomon Brothers Global Partners Income Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Manager under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Manager; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Manager to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Manager and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

Salomon Brothers Global Partners Income Fund Inc.	33

Board Approval of Management Agreement (unaudited) (continued)

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Manager additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Manager under the New Management Agreements and the profitability to the Manager of their relationships with the Fund, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Manager’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Fund’s Current Management Agreement, that the Manager’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Manager’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Manager’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

34	Salomon Brothers Global Partners Income Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

The Board Members noted that they expect to receive Manager profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Manager under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Manager to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Salomon Brothers Global Partners Income Fund Inc.	35

Board Approval of Management Agreement (unaudited) (continued)

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

36	Salomon Brothers Global Partners Income Fund Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted on	Votes For	Votes Against	Abstentions
Management Agreement	7,271,526	400,149	291,657

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on December 12, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors	Votes For	Votes Withheld
Nominees:
Carol L. Colman	13,298,115	418,237
Leslie H. Gelb	13,310,676	405,675

At February 28, 2006, in addition to Carol L. Colman and Leslie H. Gelb, the other Directors of the Fund were as follows:

Daniel P. Cronin

R. Jay Gerken

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Salomon Brothers Global Partners Income Fund Inc.	37

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Global Partners Income Fund Inc. (“Fund”), formerly known as Global Partners Income Fund Inc., on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distributions payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making

38	Salomon Brothers Global Partners Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The

Salomon Brothers Global Partners Income Fund Inc.	39

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be

40	Salomon Brothers Global Partners Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Salomon Brothers Global Partners Income Fund Inc.	41

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Salomon Brothers
Global Partners Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
Chairman and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

SALOMON BROTHERS GLOBAL PARTNERS INCOME FUND INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004
Telephone 1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

Salomon Brothers
   Asset Management Inc
399 Park Avenue
New York, New York 10022

CUSTODIAN

State Street Bank and
   Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

American Stock Transfer &
   Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher &
   Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

GDF

This report is transmitted to the shareholders of Salomon Brothers Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

SAM0861 2/06  06-9847

Salomon Brothers Global Partners Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and how information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)           Not applicable.

(b)           Attached hereto.

Exhibit 99.CERT                    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT              Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Global Partners Income Fund Inc.

Date: May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Global Partners Income Fund Inc.

Date: May 8, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Global Partners Income Fund Inc.

Date: May 8, 2006